BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2021
BUSINESS COMBINATION
BUSINESS COMBINATION

6.     BUSINESS COMBINATION

On February 5, 2021, the Group completed its acquisition of 100% of N1.ru LLC (together with its subsidiaries, the “N1 Group”), a real estate-focused classifieds business that primarily operates in regional cities in Russia, such as Novosibirsk, Ekaterinburg and Omsk, for a total cash consideration of 1,785. The primary reason for the business combination was to enhance the Group’s position in Russia’s regions outside Moscow and Saint-Petersburg. The acquisition has been accounted for using the acquisition method. The Group’s consolidated financial statements include the results of the N1 Group from February 5, 2021 until December 31, 2021.

The purchase price has been allocated based on the fair values assigned to the assets acquired and liabilities assumed as of February 5, 2021, as follows:

February 5,
2021
Assets
Customer base	753
Trademarks	254
Other intangible assets	39
Right-of-use assets	18
Property and equipment	7
Cash and cash equivalents	134
Other assets	49
Total assets	1,254
Liabilities
Contract liabilities	(21)
Trade and other payables	(51)
Lease liabilities	(18)
Deferred tax liabilities	(130)
Other liabilities	(34)
Total liabilities	(254)
Total identifiable net assets at fair value	1,000

Goodwill arising from the acquisition	785
Purchase consideration transferred	1,785
Analysis of cash flows from the acquisition:
Net cash acquired with the subsidiary (included in cash flows from investing activities)	134
Cash paid	(1,785)
Net cash flow from the acquisition	(1,651)

As of the acquisition date, the fair value of trade receivables was 5. Trade receivables comprised gross contractual amounts of 17, of which 12 was expected to be uncollectable as of the acquisition date.

Deferred tax liabilities represent the tax effect of temporary differences arising on identifiable assets recognized at their fair values.

If the acquisition of the N1 Group had taken place on January 1, 2021, consolidated revenue for the year ended December 31, 2021 would have been 6,066 and consolidated loss for the same period would have been 2,892.

The goodwill recognized is primarily attributed to the expected synergies from combining the activities of the N1 Group with those of the Cian Group. The goodwill is not deductible for income tax purposes.

The Group incurred acquisition-related costs of 16 relating to external legal fees and due diligence costs. These costs have been included in other operating expenses in the consolidated statement of profit or loss and other comprehensive income for the year ended December 31, 2020.

Planned acquisition of SmartDeal

On December 27, 2021, the Group entered into a binding preliminary agreement for acquisition of 100% in SmartDeal (Praktika Uspekha LLC), a company which provides e-registration and adjacent services for various types of property deals. Completion of the acquisition is subject to customary closing conditions and among other things, regulatory clearance by the Government Commission on Monitoring Foreign Investment. The acquisition was not completed by the date of these financial statements.